REGISTRATION  RIGHTS  AGREEMENT,  dated as of July 8,  1996,  among The
Lehigh Group, Inc., a Delaware corporation (the "Company"), and DHB Capital Group Inc., a Delaware corporation (the "Shareholder").

         The parties hereto agree as follows:

         1. DEFINITIONS.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission.

         "COMMON STOCK" shall mean the Common Stock of the Company, par value $.001 per share.

         "DEMAND  REGISTRATION"  shall have the meaning assigned to such term in
Section 3 hereof.

         "PERSON" shall mean an individual, partnership, corporation, business trust, joint state company trust, unincorporated organization, joint venture, a government authority or other entity of whatever nature.

         "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

         "REGISTRABLE SECURITIES" shall mean the Securities, but only so long as they remain Restricted Securities.

         "REGISTRATION  EXPENSES"  shall have the  meaning  ascribed  thereto in
Section 7 hereof.

         "REGISTRATION  STATEMENT"  means  any  registration  statement  of  the
Company  which  covers  any  of  the  Registrable  Securities  pursuant  to  the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

         "REPRESENTATIVE" OF HOLDERS OF REGISTRABLE SECURITIES. So long as the Shareholder is a holder of at least 25% of the Registrable Securities, it shall be deemed to be the Representative of the holders of Registrable Securities.

         "RESTRICTED SECURITIES" means the Securities upon original issuance thereof, and at all times subsequent thereto until, in the case of any such security (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, or (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act.

         "SECURITIES" shall mean those shares of Common Stock which may be purchased by the Shareholder pursuant to that certain letter agreement between the Shareholder and Salvatore J. Zizza, dated as of July 8, 1996.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "UNDERWRITTEN   REGISTRATION  OR  UNDERWRITTEN   OFFERING"  shall  mean
registration in which securities of the Company are sold to an underwriter on a firm commitment basis for reoffering to the public.


         2. SECURITIES SUBJECT TO THIS AGREEMENT.

         (a) REGISTRABLE SECURITIES. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         (b)  HOLDERS  OF  REGISTRABLE  SECURITIES.  A Person  is deemed to be a
holder  of  Registrable   Securities   whenever  such  Person  owns  Registrable
Securities.


         3. DEMAND REGISTRATION.

         (a) REQUESTS FOR REGISTRATION. Subject to the provisions of Section 3(b) hereof and at any time after the date hereof but in no event later than December 31, 2001, the Representative may make a written request to the Company for registration under and in accordance with the provisions of the Securities Act of up to all of the Registrable Securities owned by such holders of Registrable Securities (a "Demand Registration"). Within five (5) days after receipt of such request, the Company will give written notice (the "Notice") of such request to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within ten (10) business days after the receipt of the Notice by the applicable holder; PROVIDED, HOWEVER, that the Company shall not be required to file a Registration Statement with regard to any such request unless a minimum of an aggregate of 500,000 shares of Common Stock are requested to be registered.

         (b) NUMBER OF REGISTRATIONS. The holders of Registrable Securities are entitled to (i) one (1) Demand Registration for which the Company shall bear the all Registration Expenses in accordance Section 7 hereof and (ii) one (1) Demand Registration for which the Holders of Registrable Securities shall bear all expenses, with the except that a registration shall not constitute a Demand Registration for the purposes of this Section 3 if it does not become effective under the Securities Act within three months of the date requested or an effective Registration Statement under the Securities Act is not maintained for a period of at least two hundred seventy (270) days, including as a result of material developments which the Company determines require the filing of a post-effective amendment to the Registration Statement (a "Material Development"); PROVIDED, HOWEVER, that such Demand Registration is not withdrawn after filing at the request of the holders of a majority in number of shares of Registrable Securities included in such Demand Registration for a reason other than the discovery of (A) material information regarding the Company, of which such holders were unaware at the time of filing or (B) any material change in the prospects or condition of the Company, financial or otherwise, since the filing of such Demand Registration. Each holder agrees that if the Company determines that a Material Development has occurred which requires a post-effective amendment to the Registration Statement, then each holder will refrain from selling any Registrable Securities until the post-effective amendment is declared effective.

         (c) UNDERWRITTEN OFFERINGS.

             (i) If so requested by the Representative to be included in a Demand Registration, the Company shall, with respect to the shares of Common Stock that the holders of Registrable Securities then desire to sell, enter into an underwriting agreement with underwriters engaged in accordance with Section 12 of this Agreement and use its best efforts to cause such underwriters to include in any such underwriting all of the Common Stock that the holders of Registrable Securities then desire to sell.

             (ii) If the managing underwriter with respect to a Demand Registration pursuant to this Section 3 requests in writing that the number of shares of Common Stock of the Company that are proposed to be included in such registration be reduced because in the judgment of the managing underwriter the offering would be materially and adversely affected, then the shares of Common Stock to be included therein shall be reduced by such amount as the managing underwriter may determine so as not to materially and adversely affect the proposed offering and such reduction shall be applied first to reduce to zero the number of shares of Common Stock other than Registerable Securities proposed to be included in the registration and then to reduce the number of shares of Registrable Securities to be included on a pro rata basis among the holders of Registrable Securities who are participating in such offering.

         4. PIGGYBACK REGISTRATION RIGHTS.

         (a) If the Company, at any time after the date hereof but prior to December 31, 2001, proposes to register any shares of its Common Stock under the Securities Act either for its own account or the account of any selling stockholders (other than pursuant to Section 3 and other than pursuant to a registration statement on a Form S-4 or S-8 or any successor or similar forms filed in connection with a business combination transaction, an exchange offer or any offering of securities solely to the Company's existing shareholders or employees of the Company and its subsidiaries), it will give written notice to each of the Holders of Registrable

Securities of its intention at least twenty (20) days in advance of the filing of any registration statement with respect thereto. Upon the written request of any of the holders of Registrable Securities given within fifteen (15) days after receipt of such notice, the Company will use its best efforts to cause the Registrable Securities requested by the holders to be registered, to be so registered. The Company may, in its sole discretion, include in any registration pursuant to this section, the shares of Common Stock owned by any other shareholders of the Company, subject to the limitations set forth herein only to the extent that the inclusion of any such shares of Common Stock shall not reduce the number of shares of Registrable Securities which may be included by the holders thereof.

         (b) UNDERWRITTEN OFFERINGS.

             (i) In the case of an underwritten offering by the Company of shares of Common Stock of the Company, the Company shall, with respect to any shares of Common Stock that the holders of Registrable Securities then desire to sell, enter into an underwriting agreement with the same underwriters engaged by the Company with respect to the shares of Common Stock being offered by the Company and use its best efforts to cause such underwriters to include in any such underwriting all of the Common Stock that the holders of Registrable Securities then desire to sell; PROVIDED, HOWEVER, that such underwriting agreement is in substantially the same form as the underwriting agreement that the Company enters into in connection with the primary offering it is making.

             (ii) If the managing underwriter with respect to an offering pursuant to this Section 4 requests in writing that the number of shares of Registrable Securities of the holders of Registrable Securities that are entitled to be registered pursuant to this Section 4 be reduced because in the judgment of the managing underwriter the offering would be materially and adversely affected, then the shares of Registrable Securities of the holders of Registrable Securities that they wish to register pursuant to this Section 4 shall be reduced by such amount as the managing underwriter may determine so as to not materially and adversely affect the proposed offering, which reduced number of shares of Registrable Securities shall be included on a pro rata basis among the holders of Registrable Securities who are participating in such offering.

         5. INFORMATION. Upon making a request pursuant to Section 3 or 4, the Representative shall specify the number of shares of Registrable Securities to be registered and shall also specify the intended method of disposition thereof.


         6. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 3 to effect a registration under the Securities Act, the Company will, at its expense, as expeditiously as practicable and in no event later than thirty (30) days after the date in which the last valid request for registration is received by the Company:

         (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement in the form of registration statement appropriate with respect to the Registrable Securities and use its best efforts to cause such Registration Statement to become and remain continuously effective until all of the Registrable Securities covered by such Registration Statement have been sold in accordance with the intended methods of disposition of the seller or sellers set forth in such Registration Statement, but in no event for more than two hundred seventy (270) days, and prepare and file with the Commission such amendments to such Registration Statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete during such period;

         (b) Subject to Section 4(b) in the case of a registration effected pursuant to Section 4, if the offering is to be underwritten, in whole or in part, enter into a written underwriting agreement in customary form with the holders of the Common Stock participating in such offering and the underwriter in form and substance reasonably satisfactory to the managing underwriter of the public offering and the holders of a majority of the Common Stock participating in such offering;

         (c) Furnish to the holders of Registrable Securities participating in such registration and to the underwriters, if any, of the Common Stock being registered, such reasonable number of copies of the Registration Statement and Prospectus and such other documents as such underwriters and holders may reasonably request in order to facilitate the public offering of the Common Stock;

         (d) Use its best efforts to register or qualify the Common Stock covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such holders of Registrable Securities, and underwriters may reasonably request, PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Common Stock;

         (e) Notify such holders of Registrable Securities participating in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

         (f) Notify such holders of Registrable Securities participating in such registration, promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

         (g) Prepare and file with the Commission, promptly upon the request of the Representative the Registration Statement and any amendments or supplements to such Registration Statement or Prospectus which, in the reasonable opinion of counsel for the Representative or counsel for the managing underwriter in connection with an underwritten public offering, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Common Stock by such holders or to otherwise comply with the requirements of the Securities Act and such rules and regulations;

         (h) Prepare and promptly file with the Commission and promptly notify such holders participating in such registration of the filing of such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such Common Stock is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus as then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (i) Advise the holders of Registrable Securities participating in such registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

         (j) Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Common Stock to be sold and not bearing any restrictive legends; and enable such Common Stock to be in such denominations and registered in such names as the managing underwriters may request at least three business days prior to any sale of Common Stock to the underwriters;

         (k) Enter into such customary agreements (including an underwriting agreement) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

             (i) make such representations and warranties to the holders of Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

             (ii) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of
         Section 11 hereof with respect to all parties to be indemnified pursuant to said Section; and

             (iii) the Company shall deliver such documents and certificates as may be reasonably requested by the Representative and the managing underwriters, if any, to evidence compliance with the terms of this
         Section 6 and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

         (l) Make available for inspection by the Representative and any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by the Representative or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and
employees   to  supply  all   information   reasonably   requested  by  any  the
Representative, underwriter, attorney or accountant in connection with the preparation of the Registration Statement; PROVIDED, HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by law, court or administrative order;

         (m) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Company's security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days, if such a period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Common Stock is sold to underwriters in an underwritten offering or, if not sold to underwriters in such an offering, (ii) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of a Registration Statement;

         (n) Not file any amendment or supplement to such Registration Statement or Prospectus to which the Representative has objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least three business days prior to the filing thereof unless the Company shall have obtained an opinion of counsel that such amendment is required under the Securities Act or the rules or regulations adopted thereunder in connection with the distribution of Common Stock by the Company or the holders of Registrable Securities; PROVIDED, HOWEVER, that the failure of such Representative or their counsel to review or object to any amendment or supplement to such Registration Statement or Prospectus shall not affect the rights of such Representative or any controlling person or persons thereof or any underwriter or underwriters therefor under
Section 11 hereof; and

         (o) At the request of the Representative (i) furnish to the Representative on the effective date of the Registration Statement or, if such Registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, an opinion, dated such date, of the counsel representing the Company for the purposes of such Registration, addressed to the underwriters, if any, and to the Representative making such request, covering such matters with respect to the Registration Statement, the Prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the Common Stock being registered and the offer and sale of such Common Stock as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and (ii) use its best efforts to furnish to the Representative letters dated each such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Representative, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may reasonably request or, if the offering is not underwritten, stating that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the Prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending immediately prior to the date of such letter, with respect to the Registration Statement and Prospectus, as such requesting holder or holders may reasonably request.

         7. EXPENSES OF REGISTRATION. All expenses incident to the Company's performance of or compliance with the provisions of Sections 3(b)(i), 4, and 6 of this Agreement shall be borne by the Company including without limitation:

         (a) All registration and filing fees (including those with respect to filings required to be made with the National Association of Securities Dealers);

         (b) Fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company or underwriters in connection with blue sky qualifications of the Registrable Securities and determination of its eligibility for investment under the laws of such jurisdictions as the managing underwriters or the Representative may reasonably designate; PROVIDED, HOWEVER, that the Company shall not be required to consent to general service of process in any such state);

         (c) Printing, messenger, telephone and delivery expenses;

         (d) Fees and disbursements of counsel for the Company and, as hereinafter provided, the underwriters;

         (e)  Fees  and  disbursements  of  all  independent   certified  public
accountants of the Company (including the expenses of any special audit and "comfort" letters required by or incident to such performance);

         (f) Fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Common Stock or legal expenses of any person other than the Company, all of which shall be paid by the selling shareholder); and

         (g) Fees and expenses of other persons retained by the Company.

         The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

         8. LISTING ON SECURITIES EXCHANGES. If, and so long as, any class or classes of the Company's Common Stock shall be listed on any national securities exchange (as defined in the Exchange Act), including the New York Stock Exchange, the Company will, at its expense, use its best efforts to maintain the approval for listing upon official notice of issuance of all shares of Common Stock registered pursuant to
Section 3 or 4 hereof.

         9. RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company will not effect any public or private sale or distribution of its Common Stock, if any, or any other equity or debt securities, including a sale pursuant to Regulation D under the Securities Act, during the ten (10) day period prior to, and during the forty-five (45) day period beginning on, the closing date of each Underwritten Offering by the Company made pursuant to a Registration Statement filed pursuant to Section 3 or 4.

         10. INDEMNIFICATION AND CONTRIBUTION. (a) INDEMNIFICATION BY THE COMPANY. Whenever, pursuant to Section 3 or 4, a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company will indemnify and hold harmless each holder of Registrable Securities, their officers, directors and employees (the "Indemnities") and each person, if any, who controls any such Indemnitee, against any losses, claims, damages or liabilities, joint or several, to which such Indemnities or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Indemnities and each such controlling person for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action.

         (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities which have been included in this Registration Statement (or securities convertible into Registrable Securities) will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed such Registration Statement and each other person, if any, who controls the Company, within the meaning of the Securities Act, each underwriter and each other Indemnitee against all losses, claims, damages or liabilities, joint or several, to which the other Indemnities, the Company, or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if, and to the extent that, such statement or omission was in reliance upon and in conformity with written information furnished to the Company by such selling stockholder specifically for use in the preparation thereof.

         (c) INDEMNIFICATION PROCEDURES. Promptly after receipt by an Indemnitee under subsection (a) or (b) of this Section 10 of notice of the commencement of any action, such

Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any Indemnitee otherwise than under such clauses. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnities. For purposes of this Section 11 the terms "control," "controlling person" and "underwriter" have the meanings which they have under the Securities Act.

         (d) CONTRIBUTION. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses
(i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the Registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         11. RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the Commission thereunder (or, if the Company is not required to file such reports, it will upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit such sales under Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule 144 may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the

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
request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

                  12. UNDERWRITTEN REGISTRATIONS. If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holders of a majority of such Registrable Securities included in such offering; PROVIDED, HOWEVER, that such investment bankers and managers must be reasonably satisfactory to the Company.

         No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         Further, no Person may participate in any underwritten registration hereunder unless such Person agrees that the underwriter cannot sell more than 9.9% of the Registrable Securities to any one person or affiliated group or sell any Registrable Securities to any person (i) owning 5% or more of the Company's outstanding Common Stock or (ii) who would thereby become the beneficial owner of 5% or more of the Company's outstanding Common Stock, in each instance without the Company's prior written consent.

         13. SECURITIES HELD BY THE COMPANY OR ITS AFFILIATES. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities owned by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) other than the holders or subsequent holders of Registrable Securities if such holders or subsequent holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

         14. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and the holders of Registrable Securities holding a majority of the Registrable Securities.

         15. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the state of Delaware, without giving effect to the choice of law principles thereof.

         16. INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

         17. NOTICES. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses or (at such other address for the party as shall be specified by like notice):

         (a)   If to the Company:

               The Lehigh Group Inc.
               810 Seventh Avenue
               27th Floor
               New York, New York 10019

               Attn:  Salvatore J. Zizza


               with a copy to:

               Ilan K. Reich, Esq.
               Olshan Grundman Frome & Rosenzweig LLP
               505 Park Avenue
               New York, New York 10022


         (b)   If to the Shareholder:

               DHB Capital Group Inc.
               11 Old Westbury Road
               Old Westbury, New York 11568
               Attn:  David H. Brooks

               with a copy to:

               Peter Landau, Esq.
               Opton Handler Gottlieb Feiler & Katz
               52 Vanderbilt Avenue
               New York, New York 10017


         18. HEADINGS; EXECUTION IN COUNTERPARTS. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         19. ENTIRE AGREEMENT. This Agreement, including any exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         20. ATTORNEYS' FEES. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

         IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of this 8th day of July, 1996.


                                        THE LEHIGH GROUP INC.



                                        By:/s/ Salvatore J. Zizza
                                           --------------------------
                                           Salvatore J. Zizza
                                           Chairman of the Board and
                                           Chief Executive Officer



                                        DHB CAPITAL GROUP INC.


                                        By:/s/ David H. Brooks
                                           --------------------------
                                           David H. Brooks
                                           Chairman of the Board and
                                           Chief Executive Officer